EXHIBIT 99


                                MALLINCKRODT INC.

                            AMENDMENTS TO THE BY-LAWS


              Adopted by the Board of Directors on August 18, 1999

         Section 1 of Article I of the By-Laws shall be amended so that the first sentence shall read as follows:

Section 1. The annual meeting of stockholders of this Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such day of each year and at such place and hour as may be fixed by the Board of Directors prior to the giving of the notice of the date, place, and object of such meeting, or if no other date has been so fixed, on the third Wednesday in October.


         Section 3 of Article I of the By-Laws shall be amended to read as follows:

Section 3. At all meetings of stockholders a majority of the votes of capital stock outstanding and entitled to vote thereat, either in person or by proxy, shall constitute a quorum, except as may be otherwise provided by law.


         Section 4 of Article I of the By-Laws shall be amended to read as follows:

Section 4. The Board of Directors may fix a date not more than sixty days prior to the day of holding any meeting of stockholders as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined.


         Section 5 of Article I of the By-Laws shall be amended to read as follows:



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Section 5. At all meetings of stockholders all questions shall be determined by a majority of the votes cast by the holders of shares entitled to vote thereon in person or by proxy, except as otherwise provided by law.

         Section 6 of Article I of the By-Laws shall be amended and restated to read as follows:

Section 6. Except as may otherwise be required by applicable law or regulation, a stockholder may make a nomination or nominations for director of the Corporation at an annual meeting of stockholders or at a special meeting of stockholders called for the purpose of electing directors or may bring up any other matter for consideration and action by the stockholders at an annual meeting of stockholders only if the provisions of Subsections A, B and C hereto shall have been satisfied. If such provisions shall not have been satisfied, any nomination sought to be made or other business sought to be presented by a stockholder for consideration and action by the stockholders at the meeting shall be deemed not properly brought before the meeting, is and shall be ruled by the chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

         A. The stockholder must, not less than ninety days and not more than one hundred and twenty days before the day of the meeting, deliver or cause to be delivered a written notice to the Secretary of the Corporation; provided, however, that in the event that less than one hundred days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders by the Corporation, notice by the stockholder to the Secretary of the Corporation, to be timely, must be received not later than the close of business on the tenth day following the day on which such notice or prior public disclosure was made. Notice by the Corporation shall be deemed to have been given more than one hundred days in advance of the annual meeting if the annual meeting is called for the third Wednesday in October (or on any day within a thirty day period before or after such date, provided that in any such case the third Wednesday in October shall be deemed the "day of the meeting" for purposes of calculating the ninety and one hundred and twenty day periods set forth above) without regard for when the notice or public disclosure thereof is actually given or made. The stockholder's notice shall specify (a) the name and address of the stockholder as they appear on the books of the Corporation; (b) the class and number of shares of the Corporation which are beneficially owned by the


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stockholder; (c) any interest of the stockholder in the proposed business described in the notice which is in the interest of a business or object other than the business of the Corporation; (d) if such business is a nomination for director, each nomination sought to be made and a statement signed by each proposed nominee indicating his or her willingness so to serve if elected and disclosing the information about him or her that is required by the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder to be disclosed in the proxy materials for the meeting involved if he or she were a nominee of the Corporation for election as one of its directors; and (e) if such business is other than a nomination for director, a brief description of such business and the reasons it is sought to be submitted for a vote of the stockholders.

         Notwithstanding anything in this Section 6 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a Shareholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

         For purposes of this Section 6, a matter shall be deemed to have been "publicly announced or disclosed" and "public disclosure" shall be deemed to have been made if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

         In no event shall the adjournment of an annual meeting, or the postponement of any annual meeting keeping the same record date, or any announcement thereof, commence


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a new period for the giving of notice as provided in this Section 6.

         B. Notwithstanding satisfaction of the provisions of Subsection A, the proposed business described in the notice may be deemed not to be properly brought before the meeting if, pursuant to state law or to any rule or regulation of the Securities and Exchange Commission, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board of Directors.

         C. In the event such notice is timely given and the business described therein is not disqualified because of Subsection B, such business (a) may nevertheless not be presented or acted upon at a special meeting of stockholders unless in all other respects it is properly before such meeting; and (b) may not be presented except by the stockholder who shall have given the notice required by Subsection A or a representative of such stockholder who is qualified under the law of New York to present the proposal on the stockholder's behalf at the meeting.


         As amended, Article I of the By-Laws shall include the addition of a
Section 7, which shall read as follows:

Section 7. Except as may otherwise be required by applicable law or by rules and regulations adopted by the Board of Directors, the Chair of any meeting of stockholders shall prescribe such rules, regulations and procedures and do such acts, including causing an adjournment of the meeting without a vote of stockholders, that the Chair deems appropriate. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chair of the meeting, may include, but are not limited to, the following: (a) the establishment of an agenda or order of business for the meeting, including fixing the time for opening and closing the polls for voting on each matter; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Chair shall permit; (d) restrictions on entry to the meeting after the time fixed



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for the commencement thereof; and (e) limitations on the time allotted for questions or comments by participants. Unless and to the extent determined by the Board or the Chair of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.